                                                                   EXHIBIT 10.17

                      FIRST AMENDMENT TO CREDIT AGREEMENT


           This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of November 5, 1999, and entered into by and among BRONNERCOM, LLC ("Company"), a Delaware limited liability company (formerly known as Bronner Slosberg Humphrey, LLC, and successor by merger to Strategic Interactive Group,
LLC), the lenders listed on the signature pages hereof (collectively, "Lenders"), Bankers Trust Company, as Administrative Agent (in said capacity, "Administrative Agent"), Fleet Boston Corporation, as Documentation Agent and as Syndication Agent (in said capacities, "Documentation Agent" and "Syndication Agent", and together with Administrative Agent, "Agents"). This First Amendment is made with reference to that certain Credit Agreement (the "Credit Agreement"), dated as of January 6, 1999, by and among Company, Lenders and Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

           WHEREAS, Company, Lenders and Agents desire to amend the Credit Agreement in certain respects, including increasing the aggregate amount of Revolving Loan Commitments from $20,000,000 to $25,000,000 for sole purpose of increasing the amount available for drawing under Letters of Credit;

           NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1  Amendment to Subsection 1.1: Definitions.
     ----------------------------------------

     A. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions:

          "First Amendment" means the First Amendment to Credit Agreement dated as of November 5, 1999 by and among Company, Lenders and Agents.

          "First Amendment Closing Date" means November 11, 1999.

     B. Subsection 1.1 of the Credit Agreement is further amended by deleting the definition of Revolving Notes and inserting the following in lieu thereof:

          "Revolving Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.lE(ii) on the Closing Date, (ii) the promissory notes of Company issued pursuant to the First Amendment on the First Amendment Closing Date and (iii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1 B(i) in connection with assignments of the Revolving Loan Commitments or Revolving Loans of any Lenders, in each case substantially in the form of Exhibit V annexed hereto or Exhibit V-A
                                  ---------                   -----------
attached to the First Amendment, as they may be amended, supplemented or otherwise modified from time to time.

1.2  Amendment to Subsection 2.1: Commitments; Making of Loans; the Register;
     -----------------------------------------------------------------------
     Notes.
     -----

     A.   (i)   Subsection 2.1A(ii) is hereby amended by deleting the reference to "$20,000,000" contained therein and substituting "$25,000,000" therefor.

          (ii) Subsection 2.1A(ii) is further amended by deleting the last sentence thereof and inserting the following in lieu thereof:

          "Anything contained in this Agreement to the contrary notwithstanding the Revolving Loans and the Revolving Loan Commitments shall be subject to the following limitations in the amounts and during the periods indicated.

                (a) in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect;

                (b) in no event shall the sum of the aggregate outstanding principal amount of all Revolving Loans plus the aggregate outstanding principal amount of all Swing Line Loans exceed $20,000,000; and

                (c) for 30 consecutive days during each consecutive twelve-month period, the sum of the aggregate outstanding principal amount of all Revolving Loans plus the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $8,000,000."


          (iii) Subsection 2.1A(iii) is hereby amended by deleting the last sentence thereof and inserting the following in lieu thereof:

          "Anything contained in this Agreement to the contrary notwithstanding the Swing Line Loans and the Swing Line Loan Commitments shall be subject to the following limitations in the amounts and during the periods indicated.

                (a) in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect;

                (b) in no event shall the sum of the aggregate outstanding principal amount of all Revolving Loans plus the aggregate outstanding principal amount of all Swing Line Loans exceed $20,000,000; and

                (c) for 30 consecutive days during each consecutive twelve-month period, the sum of the aggregate outstanding principal amount of all Revolving Loans plus the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $8,000,000."

1.3  Amendment to Subsection 2.4: Repayments, Prepayments and Reductions in
     ----------------------------------------------------------------------
     Commitments; General Provisions Regarding Payments.
     --------------------------------------------------

     A. Subsection 2.4A of the Credit Agreement is hereby amended by deleting the table set forth therein and inserting the following in lieu thereof:


             Date                         Scheduled Repayment
             ----                         -------------------
       September 30, 1999                     $ 2,446,636.33
       December 31, 1999                        2,446,636.33
       June 30, 2000                            2,446,636.33
       September 30, 2000                       2,446,636.33
       December 31, 2000                        2,446,636.33
       June 30, 2001                            3,425,290.87
       September 30, 2001                       3,425,290.87
       December 31, 2001                        3,425,290.87
       June 30, 2002                            4,403,945.40
       September 30, 2002                       4,403,945.40
       December 31, 2002                        4,403,945.40
       June 30, 2003                            5,382,599.93
       September 30, 2003                       5,382,599.93
       December 31, 2003                        5,382,599.93
       June 30, 2004                            7,176,799.91
       September 30, 2004                       7,176,799.91
       December 31, 2004                        7,176,799.93
                                              --------------
       Total                                  $73,399,090.00

1.4  Amendment to Subsection 3.1: Issuance of Letters of Credit and Lenders'
     -----------------------------------------------------------------------
     Purchase of Participations Therein.
     ----------------------------------

     A. Subsection 3.1A(ii) is hereby amended by deleting the reference to "$10,000,000" contained therein and substituting "$15,000,000" therefor.

1.5  Amendments to Subsection 6.11: Deposit Accounts and Cash Management
     -------------------------------------------------------------------
     Systems.
     -------

     A. Subsection 6.11 of the Credit Agreement is hereby amended by deleting the number "$500,000" each place it appears therein and by inserting the number "$1,000,000" in lieu thereof.

1.6  Amendments to Subsection 6.1: Financial Statements and Other Reports.
     --------------------------------------------------------------------

     A. Subsection 6.1 (iv) of the Credit Agreement is hereby amended by deleting the phrase "together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above, (a) an Officers' Certificate of Company" and by inserting the following in lieu thereof:

          "(a) together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above, an Officers' Certificate of Company".

     B. Subsection 6.1(iv) of the Credit Agreement is hereby further amended by deleting the phrase "(b) a Compliance Certificate" and by inserting the following in lieu thereof:

          "(b) together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (x) a Compliance Certificate" and by deleting the phrase "and (c)" and by inserting in lieu thereof "and (y)".

1.7  Amendments to Subsection 7.8: Consolidated Capital Expenditures.
     ---------------------------------------------------------------

     A. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the first line in the table contained in such subsection and by inserting the following in lieu thereof.

                                  Maximum Consolidated
           "Fiscal Year           Capital Expenditures
           1999                   $11,500,000"


1.8  Amendment to Exhibits and Schedules.
     -----------------------------------

     A.    The Credit Agreement is hereby amended by adding Exhibit V-A hereto
                                                            -----------
as Exhibit V-A thereto.
   -----------

     B. Schedule 2.1 to the Credit Agreement is hereby amended by deleting it in its entirety and inserting Schedule 2.1 hereto in lieu thereof.

SECTION 2. ADDITIONAL NOTES

           Company agrees to execute and deliver to each Lender that has agreed to increase its Revolving Loan Commitment an additional Revolving Note (each an "Additional Revolving Note"), in the form of Exhibit V-A to this First Amendment
                                             -----------
with appropriate insertions, to evidence Revolving Loans in excess of the Revolving Loan Commitment of such Lender as in effect prior to the First Amendment Closing Date. Each of the parties hereto acknowledges and agrees that each Additional Revolving Note is a Revolving Note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by the Additional Revolving Notes shall constitute Revolving Loans for all purposes under the Credit Agreement and the other Loan Documents.

SECTION 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective only if the following conditions precedent have been satisfied:

     A. On or before the First Amendment Closing Date, Company shall deliver to Administrative Agent the following:

           (i) Signature and incumbency certificates of its officers executing this First Amendment.

           (ii) Copies of this First Amendment executed by Company and each other Loan Party.

           (iii) An Additional Revolving Note to the Lenders described in
     Section 2.

           (iv) Resolutions of the members of Company approving and authorizing this First Amendment and the Additional Revolving Notes.

           (v) An opinion of counsel to Company as to the due authorization, execution and delivery and enforceability of the First Amendment and the Additional Revolving Notes in form and substance satisfactory to Administrative Agent and its counsel.

     B. On or before the First Amendment Closing Date, Administrative Agent shall have received copies of the First Amendment executed by Requisite Lenders.

     C. Company shall pay to Administrative Agent a financing fee equal to 2.00% of the aggregate amount of the $5,000,000 in additional Revolving Loan Commitments (the "Additional Revolving Loan Commitments") and Administrative Agent shall distribute to each of the Lenders providing such Additional Revolving Loan Commitments a portion of such financing fee in an amount equal to 2.00% of their pro rata share of such Additional Revolving Loan Commitments.

     D. On or before the First Amendment Closing Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto shall be satisfactory in form and substance to Administrative Agent, acting on behalf of Lenders, and its counsel and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

SECTION 4. COMPANY'S REPRESENTATIONS AND WARRANTIES

           In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A.    Power and Authority. Company has all requisite power and authority to
           -------------------
enter into this First Amendment, to issue the Additional Revolving Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this First Amendment (the "Amended Agreement") and the Additional Revolving Notes.

     B.   Authorization of Agreements. The execution and delivery of this First
          ---------------------------
Amendment and the Additional Revolving Notes and the performance of the Amended Agreement and the Additional Revolving Notes have been duly authorized by all necessary action on the part of Company and each other Loan Party.

     C.   No Conflict. The execution and delivery by Company of this First
          -----------
Amendment and the Additional Revolving Notes and the performance by Company of the Amended Agreement and the Additional Revolving Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the organizational documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of its Subsidiaries.

     D.   Governmental Consents. The execution and delivery by Company and each
          ---------------------
other Loan Party of this First Amendment and the Additional Revolving Notes and the performance by Company and each other Loan Party of the Amended Agreement and the Additional Revolving Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for such registrations, consents, approvals, notices or other actions which have been or will be made, obtained, given or taken on or before the First Amendment Closing Date or which the failure to obtain or take could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     E.   Binding Obligation. This First Amendment, the Additional Revolving
          ------------------
Notes and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     F.   Incorporation of Representations and Warranties From Credit Agreement.
          ---------------------------------------------------------------------
The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date of this First Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G.    Absence of Default. No event has occurred and is continuing or will
           ------------------
result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 5. ACKNOWLEDGEMENT AND CONSENT

           Company is a party to the Company Pledge Agreement, the Company Security Agreement and the Collateral Account Agreement. Each Subsidiary Guarantor is a party to a Subsidiary Guaranty, Subsidiary Pledge Agreement and Subsidiary Security Agreement, and Holdings is a party to the Holdings Guaranty and the Holdings Pledge Agreement, pursuant to which such Subsidiary Guarantors and Holdings have (i) guarantied the Obligations, (ii) created Liens in favor of Administrative Agent on certain Collateral, and (iii) pledged certain Collateral to Administrative Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty or Holdings under the Holdings Guaranty, as the case may be. Company, Holdings and Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties," and the Company Pledge Agreement, the Company Security Agreement, the Collateral Account Agreement, the Holdings Guaranty, the Holdings Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Pledge Agreements and the Subsidiary Security Agreements are collectively referred to herein as the "Credit Support Documents."

           Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this First Amendment and consents to the amendment of the Credit Agreement effected pursuant to this First Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes.

           Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material aspects on and as of the effective date of this First Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

           Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 6. MISCELLANEOUS

     A.     Reference to and Effect on the Credit Agreement and the Other Loan
            ------------------------------------------------------------------
Documents.
---------
           (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

     B.   Fees and Expenses. Company acknowledges that all costs, fees and
          -----------------
expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this First Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     C.   Headings. Section and subsection headings in this First Amendment are
          --------
included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

     D.   Applicable Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
          --------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E.   Counterparts. This First Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    BRONNERCOM, LLC


                                    By: /s/ M.K. Beckingham
                                        ----------------------------
                                    Title:  CFO
                                          --------------------------

                                    Notice Address:
                                           The Prudential Tower
                                           800 Boylston Street
                                           Boston, MA 02199
                                           Attn:  Meryl Beckingham


                                    LENDERS:

                                    BANKERS TRUST COMPANY,
                                    individually and as Administrative Agent


                                    By:_____________________________

                                    Title:__________________________

                                    Notice Address:
                                           130 Liberty Street
                                           New York, NY 10006
                                           Attn:  Mary Jo Jolly

                                     BANKBOSTON, N.A.,
                                     individually and as Syndication
                                     Agent and Documentation Agent


                                     By:___________________________

                                     Title:________________________

                                     Notice Address:
                                            100 Federal Street
                                            Mail Stop, MA BOS 01-07-07
                                            Boston, MA 02110
                                            Attn:  Patricia Conry

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    BRONNERCOM, LLC

                                    By:__________________________

                                    Title:_______________________

                                    Notice Address:
                                           The Prudential Tower
                                           800 Boylston Street
                                           Boston, MA 02199
                                           Attn:  Meryl Beckingham


                                    LENDERS:

                                    BANKERS TRUST COMPANY,
                                    individually and as Administrative Agent


                                    By: /s/ M.A. Orlando
                                       -------------------------
                                    Title:   Principal
                                           ---------------------

                                    Notice Address:
                                           130 Liberty Street
                                           New York, NY 10006
                                           Attn:  Mary Jo Jolly

                                    BANKBOSTON, N.A.,
                                    individually and as Syndication
                                    Agent and Documentation Agent


                                    By:__________________________

                                    Title:_______________________

                                    Notice Address:
                                           100 Federal Street
                                           Mail Stop, MA BOS 01-07-07
                                           Boston, MA 02110
                                           Attn:  Patricia Conry

                                      FLEET BOSTON CORPORATION,
                                      individually and as Syndication Agent and Documentation Agent


                                      By: /s/ Patricia K. Conry
                                         --------------------------
                                      Title:  Director
                                            -----------------------

                                      Notice Address:
                                             100 Federal Street
                                             Mail Stop, MA BOS 01-07-07
                                             Boston, MA 02110
                                             Attn:  Patricia Conry

                                      S-1A

                                      DRESDNER BANK AG
                                      NEW YORK AND GRAND CAYMAN
                                      BRANCHES

                                      By: /s/ John R. Morrison, Beverly G. Cason
                                         ---------------------------------------
                                      Title:  Vice President, Vice President
                                            ------------------------------------

                                      Notice Address:
                                             333 South Grand Avenue
                                             Suite 1700
                                             Los Angeles, CA 90017
                                             Attn:  Sid Jordan

                                      CITIZENS BANK OF MASSACHUSETTS

                                      By:_______________________________________

                                      Title:____________________________________

                                      Notice Address:
                                             100 Summer Street
                                             Boston, MA 02110-2804
                                             Michael McAuliffe


                                      U.S. BANK NATIONAL ASSOCIATION

                                      By:_______________________________________

                                      Title:____________________________________

                                      Notice Address:
                                             555 SW Oak, Suite 400
                                             Portland, OR 97204
                                             Attn:  Janet Jordan

                                      DRESDNER BANK AG
                                      NEW YORK AND GRAND CAYMAN
                                      BRANCHES

                                      By:__________________________

                                      Title:_______________________

                                      Notice Address:
                                             333 South Grand Avenue
                                             Suite 1700
                                             Los Angeles, CA 90017
                                             Attn:  Sid Jordan

                                      CITIZENS BANK OF MASSACHUSETTS

                                      By: /s/ Michael McAuliffe
                                         --------------------------

                                      Title:  Vice President
                                            -----------------------

                                      Notice Address:
                                             100 Summer Street
                                             Boston, MA 021l0-2804
                                             Michael McAuliffe


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:__________________________

                                      Title:_______________________

                                      Notice Address:
                                             555 SW Oak, Suite 400
                                             Portland, OR 97204
                                             Attn:  Janet Jordan

                                      DRESDNER BANK AG
                                      NEW YORK AND GRAND CAYMAN
                                      BRANCHES

                                      By:__________________________

                                      Title:_______________________

                                      Notice Address:
                                             333 South Grand Avenue
                                             Suite 1700
                                             Los Angeles, CA 90017
                                             Attn:  Sid Jordan

                                      CITIZENS BANK OF MASSACHUSETTS

                                      By:__________________________

                                      Title:_______________________

                                      Notice Address:
                                             100 Summer Street
                                             Boston, MA 02110-2804
                                             Michael McAuliffe

                                      U.S. BANK, NATIONAL ASSOCIATION

                                      By: /s/ Janet Jordan
                                         --------------------------

                                      Title:   VP
                                            -----------------------

                                      Notice Address:
                                             555 SW Oak, Suite 400
                                             Portland, OR 97204
                                             Attn:  Janet Jordan

                                      CREDIT SUPPORT PARTIES

                                      BSH HOLDING, LLC

                                      By: /s/ M.K. Beckingham
                                         --------------------------

                                      Title:  CFO
                                            -----------------------

                                      BRONNERCOM, LLC


                                      By: /s/ M.K. Beckingham
                                         --------------------------

                                      Title:  CFO
                                            -----------------------

                                      SANSOME, INC.


                                      By: /s/ M.K. Beckingham
                                         --------------------------

                                      Title:  CFO
                                            -----------------------

                                      BRONNERCOM (UK), INC.


                                      By: /s/ M.K. Beckingham
                                         --------------------------

                                      Title:    CFO
                                            -----------------------

                                      S-3